               Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to  240.14a-11(c) or  240.14a-12

                           PYRAMID OIL COMPANY
             (Name of Registrant as Specified in its Charter)

                           Lee G. Christianson
                 (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
     14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 00-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or underlying value of transaction computed pursuant to Exchange Act Rule 0.11:

     4)   Proposed maximum aggregate value of transaction:

     Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                            PYRAMID OIL COMPANY
                              2008 21st Street
                                P.O. Box 832
                       Bakersfield, California  93302

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                June 6, 1996

To the shareholders:

     NOTICE is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of Pyramid Oil Company, Inc. (the "Company") will be held at the Sheraton Four Points Hotel, in the San Joaquin Room, 5101 California Avenue, Bakersfield, California 93309, on Thursday, June 6, 1996 at 10:30 A.M. Pacific Daylight Time, for the following purposes:

     1.   To elect a Board of Directors for the ensuing year; and

     2. To approve the selection of Arthur Andersen & Co. as independent accountants for the Company for the year ending December 31, 1996; and

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Information concerning these matters, including the names of the nominees for the Board of Directors, of the Company (the "Board"), is set forth in the attached Proxy Statement included in this notice.

     Holders of the Company's Common Stock at the close of business on April 8, 1996, the record date fixed by the Board, are entitled to notice of and to vote at the Annual Meeting. The Board urges that all shareholders of record exercise their right to vote personally at the meeting or by proxy.

     A copy of the Company's Annual Report to Shareholders containing finan-cial statements and other information of interest to shareholders is enclosed herewith. You are urged to read the enclosure.

     All shareholders are requested to read the enclosed Proxy Statement and to sign, date and complete the enclosed proxy and return it promptly in the accompanying postage prepaid, pre-addressed envelope, whether or not they attend the meeting, to assure that their shares will be represented. Any shareholder giving a proxy has the right to revoke it at any time before it is voted.

     Your prompt response will be appreciated.

                                    By Order of the Board of Directors
                                    Lee G. Christianson, Secretary
Bakersfield, California
April 22, 1996

PLEASE SIGN AND DATE THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, IN ORDER TO ASSURE THAT YOUR VOTES ARE COUNTED.

                             PYRAMID OIL COMPANY
                               2008 21st Street
                                 P.O. Box 832
                        Bakersfield, California  93302

                              ----------------
                               PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS

                                 JUNE 6, 1996
                               ----------------

                              PROXY SOLICITATION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Pyramid Oil Company, Inc. (the "Company") of proxies to be used at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on June 6, 1996, and at any adjournment or adjournments thereof. This Proxy Statement, together with the accompanying proxy, is first being mailed to shareholders on or about April 22, 1996. You are requested to sign, date and return the enclosed proxy card in order to ensure that a majority of the outstanding shares of common stock of the Company (the "Common Stock") are represented at the meeting.

     Any proxy given by a shareholder of the Company may be revoked at any time before it is voted by attending the Annual Meeting and voting in person or by filing with the Secretary of the Company an instrument revoking the proxy or a duly executed proxy bearing a later date. If the enclosed form of proxy is properly executed and returned, the Common Stock represented thereby will be voted in accordance with the instructions given by the proxy. IF NO INSTRUCTIONS ARE GIVEN, THE COMMON STOCK WILL BE VOTED "FOR" (1) APPROVAL OF THE ELECTION OF THE NOMINEES FOR DIRECTORS NAMED HEREIN; AND (2) THE RATIFICATION OF THE COMPANY'S SELECTION OF ARTHUR ANDERSEN & CO. AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1996. If any other matters are properly presented at the meeting, or any adjournment thereof, the persons voting the proxies will vote according to their best judgment.

     Solicitation of proxies will be primarily by mail, although some solicitation will be by telephone, telegraph or personal interview. Proxies may be solicited by officers, directors and regular employees of the Company. The Company will not pay any additional compensation for such solicitations. Arrangement may be made with brokerage houses and with the Company's transfer agent, U.S. Stock Transfer, Glendale, California, to send notices, proxy statements, proxies and other materials to shareholders. The cost for such services is expected to be nominal and will be borne by the Company.

                             RECORD DATE AND VOTING

     Only holders of the Company's common stock at the close of business on April 8, 1996, shall be entitled to notice of and to vote at the Annual Meeting. Transferees of Common Stock which are transferred on the books of the Company subsequent to such date shall not be entitled to notice of or to vote at the Annual Meeting.

     As of April 8, 1996 there were outstanding 2,494,430 shares of Common Stock entitled to vote. Unless cumulative voting is requested by a shareholder, each share of Common Stock is entitled to one vote for the election of each director of the Company. Under the California General Corporation Law, if a shareholder gives notice prior to the commencement of voting on the election of directors of his or her intention to cumulate his or her votes then all shareholders (or their proxies) may cumulate their votes. No cumulative voting will occur if no such notice is given.

     Cumulative voting permits each shareholder to cast an aggregate number of votes equal to the number of shares owned multiplied by the number of directors to be elected; all of such votes may be cast for a single nominee or may be allocated among any two or more nominees as the shareholder wishes.

     If a proxy is marked "FOR" the election of directors, it may, at the discretion of the persons named in the enclosed form of proxy (the "Proxy Holders"), be voted cumulatively in the election of directors. In the absence of cumulative voting, a simple majority of the shares voting will elect all of the Directors. Under either form of voting, the five nominees receiving the highest number of votes will be elected as directors.

     Each share entitled to vote at the Annual Meeting will be entitled to one vote for the ratification of the Company's independent certified public accountants.

                           ELECTION OF DIRECTORS

     Directors are to be elected at the Annual Meeting to serve until the next annual meeting and until their successors are elected and qualified. Unless authority to vote for directors is withheld in the proxy card, it is the intention of the Proxy Holders to vote for the election of the following five persons as directors: John H. Alexander, Otto Hackel, J. Ben Hathaway, John
E. Turco and Jack W. Wood.

     The Board has been informed that all nominees are willing to serve as directors. If any of them should decline or be unable to act as a director, the Proxy Holders will vote for the election of another person or persons as they, in their discretion, may choose. The Board has no reason to believe any nominee will be unable or unwilling to serve.

     The nominees for election as directors of the Company are as follows:

                                                        Director   Officer
      Name         Age       Position(1)                 Since      Since
     -----        ----      -----------                --------   -------
J. Ben Hathaway     56    President and Director          1984        1986
John H. Alexander   48    Vice President and Director     1984        1986
Otto Hackel         75    Director                        1991          --
John E. Turco       65    Nominee for Director              --          --
Jack W. Wood        70    Director                        1986          --


    (1) Position listed is that held with the Company.

J. BEN HATHAWAY

     Mr. Ben Hathaway is an independent oil and gas operator and President of Marlyn Company, an oil and gas production company located in Bakersfield, California. Mr. Ben Hathaway has been President of Marlyn Company since 1973.

JOHN H. ALEXANDER

     Mr. Alexander is an independent oil operator and President of Alexander Oil Company, Newport Beach, California. Alexander Oil Company is an oil and gas production company. Mr. Alexander has been President of Alexander Oil Company since 1970.

OTTO HACKEL

     Mr. Hackel is co-founder and President of Independent Exploration Company, an oil and gas exploration and production company founded in 1978. Mr. Hackel is a Stanford University graduate, a geologist whose experience includes the U.S., Peru, and the Middle East. Mr. Hackel has several publications, including "Geology of the Great Valley of California" in the California Division of Mines and Geology, Bulletin 180. Mr. Hackel's professional experience includes associations with Tidewater, Intex, Buttes Gas & Oil and Montara Petroleum Company.

JOHN E. TURCO

     Since 1988, Mr. Turco has been a private investor, primarily in agricultural businesses.

JACK W. WOOD

     Mr. Wood is President of La Bar Ensign, Inc., an oil and gas exploration company and is also President of Ventura Realty Company. Mr. Wood is a real estate developer and royalty owner located in Ventura, California. He has held these positions since July, 1984. Mr. Wood was Chairman of the Board of the Company's Board of Directors from October, 1971 to July, 1984.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED. PROXIES RETURNED TO THE COMPANY WILL BE VOTED "FOR" THE NOMINEES NAMED UNLESS OTHERWISE INSTRUCTED.

    COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Under the federal securities laws, the Company's directors, executive officers, and any person holding more than 10% of the Company's common stock are required to report their ownership of the company's securities and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established, and the Company is required to report any failures to file by these dates. The Company knows of no instances of persons who have failed to file or have delinquently filed
Section 16(a) reports within the most recently completed fiscal year.

                 IDENTIFICATION OF EXECUTIVE OFFICERS

                                                            Officer
          Name                Age           Position         Since
          ----                ---           --------        -------
     J. Ben Hathaway           56       President and CEO     1986
     John H. Alexander         48       Vice President        1986


The biographical descriptions of Mr. Hathaway and Mr. Alexander are included under "Election of Directors."

        SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND NOMINEES

     The following table sets forth certain information with respect to beneficial ownership of the Company's Common Stock by the Company's officers and nominees for election as directors. The number of shares owned are those "beneficially owned", as determined under rules of the Securities and Exchange Commission. The information disclosed below is not necessarily indicative of beneficial ownership for any other purpose. Beneficial ownership as described below, includes any shares of Common Stock as to which the director has sole or shared voting power or investment power pursuant to a discretionary account or similar arrangement.

                                                    Percentage of
                                      Shares         Outstanding
        Name and Title (1)           Owned (2)     Common Stock(3)
        -----------------            --------      ---------------
       J. Ben Hathaway,               259,300(4)         10.39%
         Director, President

       John H. Alexander,              49,532             1.99%
         Director, Vice President

       John E. Turco, Nominee
         for Director                  35,600(5)          1.43%

       Jack W. Wood, Director          34,340             1.38%

       Directors and Officers
         as a Group (6 persons)       378,772            15.18%

- -----------

(1)  Title listed refers to the Company unless otherwise stated.

(2) Amounts reported by directors do not include shares held in name of their spouse, children and relatives.

(3) As a percentage of the 2,494,430 shares of common stock outstanding at April 8, 1996.

(4) Mr. J. Ben Hathaway's children own in the aggregate, 1,600 shares. Mr. Hathaway disclaims any beneficial interest in such shares and the shares of the Company's Common Stock owned by the Anna A. Hathaway Trust, see "Principal Holders of Securities."

(5) Mr. Turco owns 50% of Corotto Co. which in turn owns 14,500 shares of the Company.

                 COMMITTEES OF THE BOARD OF DIRECTORS

     All Directors of the Company comprise the Audit Committee, which reviews the Company's financial and accounting organization, financial reporting, and the reports of the independent public accountants. The Audit Committee held one meeting during the last fiscal year as the Audit Committee. All Directors attended the Audit Committee meeting.

     All Directors of the Company comprise the Nominating Committee, which recommends prospective directors to fill vacancies that may arise from time to time and proposes individuals for election to the Company's Board by the Company's shareholders. The Board will consider nominees recommended by shareholders. The Nominating Committee held one meeting during the last fiscal year. All Directors attended the Nominating Committee meeting.

                     ATTENDANCE AND COMPENSATION

     The Board met three times during 1995. Only non-employee directors receive payment for service as directors of the Company. Non-employee directors receive $225.00 for each meeting attended. All Directors attended 75% or more of such meetings, except Mr. Otto Hackel who attended two of the three meetings held during 1995.


                        EXECUTIVE COMPENSATION

     The following table sets forth the compensation for the Chief Executive Officer ("CEO") as indicated below. No other executive officer received over $100,000 in cash compensation for the fiscal year ended December 31, 1995.

                                                             Long Term
      Name and                       Annual Compensation    Compensation
 Principal Position      Year        Salary        Other     Options - #
- ------------------      ----        ------        -----    ------------
 J. Ben Hathaway        1995      $ 77,800         (1)          -0-
  President and CEO     1994        76,900         (1)          -0-
                        1993        76,600         (1)          -0-

- ------------

(1)  Personal benefits do not exceed 25% of salary.


                  RETIREMENT AND EMPLOYEE BENEFIT PLANS

     The Company does not maintain a retirement plan for any of its employees.

                   PRINCIPAL HOLDERS OF SECURITIES

     The following table furnishes information as of April 8, 1996, as to all persons known to the Company to be a beneficial owner of more than 5% of the Company's Common Stock.

                                       Number of          Percentage of
                                     Beneficially          Outstanding
    Name and Address                 Owned Shares          Common Stock
    ----------------                 ------------         --------------
    Anna A. Hathaway TR UA            1,041,635               41.76%
      DTD September 5, 1984(1)
      FBO Anna A. Hathaway
        P.O. Box 16391
        Irvine, California  92713

    Cede and Company                    652,036                26.14%
        7 Hanover Square
        New York, New York 10004

    J. Ben Hathaway                     259,300                10.39%
        P. O. Box 832
        Bakersfield, CA  93302

- ----------

(1) Anna Hathaway has sole voting and investment power with respect to such shares.


                 SELECTION OF INDEPENDENT ACCOUNTANTS

     The Audit Committee has selected Arthur Andersen & Co. as independent public accountants to audit the books, records and accounts of the Company for the year 1996. The appointment is being presented to the shareholders for their ratification. Arthur Andersen & Co. began auditing the books, records and accounts of the Company in 1987. Representatives of that firm will be present at the meeting. They will have an opportunity to make statements if they desire and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE SELECTION OF ARTHUR ANDERSEN & CO. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1996. PROXIES WILL BE VOTED "FOR" RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN & CO. IF NO DIRECTION IS GIVEN IN THE PROXIES.

                    ANNUAL REPORT TO SHAREHOLDERS

     Accompanying this Proxy Statement is a copy of the Company's 1995 Annual Report to Shareholders, the contents of which are hereby incorporated by reference to this Proxy Statement.

                       SHAREHOLDER PROPOSALS
            FOR THE 1997 ANNUAL MEETING OF SHAREHOLDERS

     Shareholders wishing to offer a proposal at the next annual meeting must submit those proposals to the Company's Secretary no later than December 23, 1996. Proposals should be mailed to Lee G. Christianson, Pyramid Oil Company, P.O. Box 832, Bakersfield, California 93302.


                            OTHER MATTERS

     The Board of Directors is not aware of any other matters to be presented at the meeting. If any other matters should properly come before the meeting, the Proxy Holders will vote the proxies according to their best judgment.

     The Company files an annual report on Form 10-KSB with the Securities and Exchange Commission. Shareholders may obtain a copy of this report without charge, by writing to Lee G. Christianson, Secretary, Pyramid Oil Company, P.O. Box 832, Bakersfield, California 93302.

- ------------------                              ---------------------
 Proxy Number                                        Number of Shares

                      PYRAMID OIL COMPANY
                P. O. Box 832-2008, 21st Street
                 Bakersfield, California 93302

                Please Sign and Return Promptly

                                          Date:                 ,1996
                                               -----------------
                                         ------------------------------
                                         ------------------------------
                                          (Signature(s) of Shareholders)


                            Please date and sign exactly as name appears hereon. When signing as executor, adminis-trator, trustee, guardian, attorney, etc. full title as such should be shown. If shares are registered in more that one name all registered owners should sign.

THIS PROXY MAY BE REVOKED AT ANYTIME BEFORE IT IS VOTED AT THE MEETING

PROXY

                      PYRAMID OIL COMPANY

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of Pyramid Oil Company (the "Company") hereby appoints J. Ben Hathaway and John H. Alexander, and each of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution and revocation to each of them, for and in the name of the undersigned to vote all the shares of Common Stock of the Company which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Sheraton Four Points Hotel, in the San Joaquin Room, 5101 California Avenue, Bakersfield, California 93309 on Thursday, June 6, 1996 at 10:30 A.M. Pacific Daylight Time, and at any adjournment of such meeting, as fully as the undersigned could do if present in person. The undersigned hereby revokes all proxies heretofore given. Without limiting the generality of the foregoing, said proxies are authorized to vote:

     (1)  Election of Directors

          / / FOR all nominees listed below (except as marked to the contrary below.

          / /  WITHHOLD AUTHORITY to vote for all nominees below.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE, STRIKE A LINE THROUGH THE NOMINEES NAME IN THE LIST BELOW.)

J. Ben Hathaway, John H. Alexander, Otto Hackel, John E. Turco, Jack Wood

     (2)  To ratify the selection of Arthur Andersen & Co. As the
          Company's independent certified public accountants for 1996:

               / /FOR         / /AGAINST          / /ABSTAIN

     (3) Transact any and all other business which may properly come before the meeting or any adjournment of such meeting.

EACH PROPERLY SIGNED PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE THEREON. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS NAMED ABOVE AND THE RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS NAMED ABOVE.